EXHIBIT 99.1

China Granite Corp.
Chairman-Chen Dong

Fax 604 224-2522

Jan 19, 2005

Mr. Chen Dong

I hereby resign from the board of China Granite. (BB: CGNT) effective immediately.


Regards,

/s/ Stephen Spoonamore
----------------------
Stephen Spoonamore
SWN Communication Inc.
340 W 39th St.
NY NY 10018
212 645 5985 x 824


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